UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report:  (Date of earliest event reported) January 25, 2010

OLD REPUBLIC INTERNATIONAL CORPORATION
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(Exact name of registrant as specified in its charter)

Delaware	001-10607	36-2678171
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

307 North Michigan Avenue, Chicago, Illinois 60601
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(Address of principal executive offices) (Zip Code)

(312) 346-8100
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(Registrant’s telephone number, including area code)

N/A
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(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 140.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

In a January 25, 2010 press release, Old Republic International Corporation (the “Registrant”) announced the resolution of a previously disclosed third quarter 2009 revenue recognition accounting issue.  Registrant had been engaged in discussions with the Staff of the Securities and Exchange Commission’s Office of the Chief Accountant (the “Staff”) and its independent registered public accounting firm, PricewaterhouseCoopers LLP (“PwC”), regarding the appropriate treatment of premiums received in excess of reinsurance related receivables under certain reinsurance commutation agreements.  These discussions ended with the conclusion that such amounts should be recognized immediately as income under generally accepted accounting principles.  As indicated in its November 3, 2009 press release, Registrant had originally concluded that the economic substance of the reinsurance commutations required the deferral of the premium and recognition of such amount as income over the future periods during which the associated risk would exist and claims would occur.  Registrant will restate its financial statements for the quarter and nine months ended September 30, 2009 and the financial statements included in it’s September 30, 2009 Form 10-Q filed with the SEC on November 6, 2009 should no longer be relied upon.

Item 4.02.  Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

(a)	(1)	Final conclusions on the appropriate accounting treatment were determined following a telephone conference call on Thursday, January 21, 2010 with the Staff and PwC.

(2)	The facts underlying the disagreement are set forth in Item 2.02 above and the referenced press release (Exhibit 99.1).

(3)	Registrant’s senior management and Audit Committee have discussed the issue with Registrant’s independent registered accounting firm.

Item 9.01.  Financial Statements and Exhibits.

                          (d) Exhibits

                      99.1  Press Release dated January 25, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

OLD REPUBLIC INTERNATIONAL CORPORATION
Registrant

Date: January 25, 2010	By: /s/ Karl W. Mueller
Karl W. Mueller
Senior Vice President,
Chief Financial Officer, and Chief Accounting Officer

INDEX TO EXHIBITS
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Exhibits

99.1 Press Release dated January 25, 2010.